UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 11, 2006
                                                         ----------------

                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

              Nevada                   000-25753                 87-0449667
--------------------------------------------------------------------------------
  (State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)            File Number)          Identification No.)


                903 Clint Moore Road, Boca Raton, Florida 33487
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 561-998-7557
                                                           ------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

         On October 11, 2006, we entered into an Amendment to the License Agreement dated March 1, 2005 between EF Marketing, LLC, Emerson Fittipaldi and Power2Ship, Inc. The Amendment includes provisions providing the Company with the exclusive right to use the property licensed from EF Marketing globally rather than solely in the United States and its territories and the right to change its corporate name to include the name Fittipaldi. Also, the term of the License Agreement was changed from 5 years to an ongoing basis. In consideration for these and other amendments, the Company agreed to provide EF Marketing with a percentage of the net operating cash (as defined in the Amendment) generated by the Company's operations, a five-year warrant to purchase 8,000,000 shares of its common stock for $0.025 per share and the right to designate one member to the Company's board of directors. No such director has been designated as of the filing of this current report.

Item 7.01 Regulation FD Disclosure

         A letter dated October 10, 2006 was sent to the Company's stockholders by the Company's Chief Executive Officer in which he provides a brief biography and some of the plans he has for the Company.

Item 9.01 Financial Statements and Exhibits.

(b)      Exhibits

         99.1 License Agreement dated March 1, 2005 By and Among EF Marketing, LLC, Emerson Fittipaldi and Power2Ship, Inc. and Amendment No. 1 to License Agreement.

         99.2. Letter to stockholders dated October 10, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 POWER2SHIP, INC.


Date:  October 17, 2006                          By:  /s/ David S. Brooks
                                                      -------------------
                                                      David S. Brooks,
                                                      Chief Executive Officer






                                       2